SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                                        September 17, 1997
Date of Report (Date of earliest event reported) ______________________________


                  DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

            1-13088                                          65-0014636
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    (Commission File Number)                   (IRS Employer Identification No.)


              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248
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         (Address of principal executive offices)                     (Zip Code)


                                                               (972) 248-1922
  Registrant's telephone number, including area code __________________________-



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          (Former name or former address, if changed since last report)

ITEM 5.  Other Events.


On September 17, 1997, the Registrant announced that its Ft. Lauderdale, Florida duplication operation had been shut down. The full text of the news release announcing this event is included in exhibit 99 attached hereto.






                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION



                           By:  /s/ Kevin B. Halter
                                --------------------------------------
                                Kevin B. Halter, Chairman of the Board


Dated:  September 25, 1997

                                  EXHIBIT INDEX




Exhibit
Number


99 News Release of Registrant dated September 17,1997: "Digital Communications Technology Corporation Consolidates Operations"

FOR IMMEDIATE RELEASE

CONTACT: Kevin LeBlanc, Director, Investor Relations (972) 248-1922

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Digital Communications Technology Corporation
16910 Dallas Parkway - Suite 100 - Dallas, Texas 75248

                                                                    NEWS RELEASE

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      DIGITAL COMMUNICATIONS TECHNOLOGY CORPORATION CONSOLIDATES OPERATIONS

DALLAS, TEXAS - Sept. 17, 1997 - Digital Communications Technology Corporation (AMEX: DCT) announced today that its Ft. Lauderdale, Florida duplication operations have been shut down and have been consolidated with its operations in Indianapolis, Indiana. The Florida facilities were housed in two small buildings with a total of 22,000 square feet. All operations are now conducted at the company's new facilities in Indianapolis comprised of over 172,000 square feet. One of the buildings in Ft. Lauderdale, a 12,000 square foot facility which was owned by the Company has been sold. The other building, a leased facility, will be sublet to a new tenant.

Additionally the Company announced that it has terminated the operations of its DCT Satellite division, which was also located in Ft. Lauderdale.

Commenting on the changes, Cliff Patton, President of the Company stated that "The Florida operations of the Company have not been profitable during the past two years, and based upon current business, we have projected a further $700,000 loss for the current fiscal year. By consolidating our operations at our new large facility in Indianapolis, we can save substantially on overhead, and the management of one facility versus two will create a lesser burden." Mr. Patton further stated that "The operations of the Satellite division were also carefully reviewed and what it had contributed in financial terms to the Company. It was management's conclusion that the elimination of this very small operation will contribute positively to the overall operations of the Company, allowing management to concentrate and place all of its efforts on the video tape duplication business".

Digital Communications Technology Corporation is an integrated communications company comprised of one operating division and one subsidiary. DCT Video Services is primarily engaged in large quantity duplication of prerecorded videocassettes. DCT-Internet Corporation provides the DCT-On-Line Trading SystemSM services, as well as professional website design, maintenance and hosting services on behalf of corporate clients worldwide.

DCT-On-Line  Trading  System  is  a  service  mark  of  Digital   Communications
Technology Corporation.

                                  * * * * * * *

The information in this news release includes certain forward looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements to the future financial performance of the Company. Although the Company believes that the expectations reflected in its forward looking statements are reasonable, it can give no assurance that such expectations or any of its forward looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product development and acceptance, the impact of competitive services and pricing, general economic risks and uncertainties.


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